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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) - February 4, 2002


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                              TRIAD HOSPITALS, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                      000-29816              75-2816101
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)

               13455 Noel Road, Suite 2000                      75240
                      Dallas, Texas                          (Zip Code)
        (Address of principal executive offices)


                                 (972) 789-2700
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.


         Triad Hospitals, Inc. confirmed that it remains comfortable with its existing financial guidance for fiscal years 2001 through 2004. Triad's existing guidance was included in a press release issued December 10, 2001. Triad expects to report its full year results for fiscal 2001 on February 19, 2002.

         Triad does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in Triad's expectations or any change in events, conditions or circumstances on which any forward-looking statement is based.

         This report contains forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in Triad's filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine Triad's future results are beyond the ability of the company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. Triad undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 TRIAD HOSPITALS, INC.



                                 By:  /s/  Donald P. Fay
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                                      Donald P. Fay
                                      Executive Vice President,
                                        Secretary and General Counsel

Date: February 4, 2002

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